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                               ECLIPSE FUNDS INC.

                           Eclipse Money Market Fund

                    Supplement dated January 5, 2004 to the
  Prospectus for the Eclipse Money Market Fund Sweep Shares dated March 1, 2003
   ("Prospectus"); and to the Statement of Additional Information for the Eclipse Money Market Fund Sweep Shares dated March 1, 2003 ("SAI")

     On September 24, 2003, the Board of Directors of Eclipse Funds Inc. ("Company") changed the name of the Eclipse Money Market Fund to the "MainStay Cash Reserves Fund," effective January 1, 2004. All references to the "Eclipse Money Market Fund" and the "Money Market Fund" in the Prospectus and the SAI are changed to the "MainStay Cash Reserves Fund" and the "Cash Reserves Fund," respectively.


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE